UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): APRIL 26, 2004
                                                          --------------


                       COMMUNITY CAPITAL BANCSHARES, INC.
                       ----------------------------------
               (Exact name of registrant as specified in charter)

     GEORGIA                       000-25345                     58-2413468
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
 incorporation)


2815 MEREDYTH DRIVE, ALBANY, GA                                         31707
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                    (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code    (229) 446-2265
                                                    ------------------


                      -----------------------------------
          (Former name or former address, if changed since last report)


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ITEM 12.  Results of Operations and Financial Condition.

          On April 26, 2004, Community Capital Bancshares, Inc. (the "Company") issued a press release regarding its financial results for the quarter ended March 31, 2004. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

          The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COMMUNITY CAPITAL BANCSHARES, INC.


Dated: April 30, 2004
                                   By:    /s/ David J. Baranko
                                      ----------------------------
                                   Name:  David J. Baranko
                                        --------------------------
                                   Title: CFO
                                         -------------------------


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
                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION
-----------      -----------

   99.1          Press  Release  of  Community  Capital  Bancshares, Inc., dated
                 April 26, 2004.



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